Supplement dated January 21, 2020 to the Prospectus

dated May 1, 2019, as supplemented for:

Variable Universal Life III

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information included in the above-referenced Prospectus, as supplemented (“Prospectus”):

•	Effective January 7, 2020, Thompson, Siegel & Walmsley LLC replaced Templeton Investment Counsel, LLC as the sub-adviser of the MML Foreign Fund. All references in the Prospectus to Templeton Investment Counsel, LLC as the sub-adviser to the MML Foreign Fund are replaced with Thompson, Siegel & Walmsley LLC.

•	Effective January 7, 2020, Wellington Management Company LLP was added as an additional sub-adviser to the MML Mid Cap Growth Fund. All references in the Prospectus to the sub-adviser of the MML Mid Cap Value Fund will include Wellington Management Company LLP.

If you have questions about this supplement, or other product questions, you may contact your registered representative, call our Customer Service Center at (800) 272-2216, 8 a.m. - 8 p.m. Eastern Time, or visit us online at www.MassMutual.com/contact-us.

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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